Exhibit 99.2

Certain statements and information included in this presentation constitute “forward–looking statements” within the meaning of the
Private Securities Litigation Reform Act of 1995.  These statements are based on certain assumptions and analyses made by the
Company’s management in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances.
These statements involve known and unknown risks and
uncertainties, some of which are outlined in the Company’s most recent 10-K and subsequent 10-Qs, which may cause the actual performance of Flotek to be materially different from any future results expressed or implied in this presentation and the forward-
looking statements.  Flotek undertakes no obligation to update any of its forward-looking statements for any reason.
September 26, 2011
John Chisholm, Chairman and President
© 2011, Flotek Industries. All Rights Reserved

Disclaimer: Forward Looking Statements
Presentation to the Independent Petroleum Association of America San Francisco Oil &
Gas Investment Symposium

•Overview & Business Strategy
•Flotek’s Technology Portfolio& Business Drivers
•Chemical Technologies and Related Logistics Services
•Drilling Technologies
•Artificial Lift Technologies
•Financial Overview
•Capital Structure Review
•2011 & 2012 Objectives
•Conclusions

Flotek Today

• Houston-based oilfield services company with focus on value-
added drilling, completion and production products.
•
Chemical Technologies and Related Logistics Services
add
value in the drilling, completion and production stages of oil and gas wells.
•
Drilling Technologies
provide solutions during the drilling stage of
oil and gas wells from motors and actuated tools to our best-in-class
Teledrift technologies.
•
Artificial Lift Technologies
address a number of production
challenges for oil and gas companies.
Our diverse mix of products and services touch every stage of the life cycle of a well.  And, while each technology requires unique technical expertise, all of our technologies share a commitment to our vision to provide best-in-class technology, cutting-edge innovation to address the ever-changing challenges of our customers and exceptional customer service.

Flotek’s Technology Portfolio

•
Focus on improved marketing efforts
• Increased focus on depth of Flotek market combined with expanding breadth of market in drilling technologies segment
• Grow exposure to end user/beneficiaries of Flotek chemical technologies.
• Look for select “new markets” for artificial lift technologies. Continue select marketing of Petrovalve when appropriate.
• Is “Flotek Inside Your Well” approach.
•
Continue to focus on more balanced revenue mix: liquids vs. natural gas.
•
Pursue international opportunities through partnerships, established relationships and key agents.
• Focus on Basin Supply relationship. Select opportunities with chemical technologies and Teledrift.
• Continued growth with Saudi Aramco; Opportunities in Turkey
• Follow the integrated service companies into key unconventional markets.
•
Opportunities for Flotek chemical technologies to be utilized in
Enhanced Oil Recovery (EOR)

Flotek’s 2011 Business Drivers

•
Core Competencies
•Our chemical technologies focus on developing, manufacturing and distributing a wide array of specialty chemicals used in both the primary and secondary efforts.
•Our unique and patented chemistries are used in cementing, stimulation, acidizing, drilling and production.
•Also provide logistics technologies which manage automated handling, loading facilities and blending capabilities for energy services companies.
•Key Product: Patented, Best-in-class Complex Nano-Fluids (microemulsifiers)
that are environmentally friendly and used to meaningfully increase production and well integrity in unconventional tight gas and oil formations
•
Key Business Drivers
•Continued trend toward unconventional resource plays in North America.
•International growth in unconventional resource plays – Flotek chemicals involved in recent activity in Poland, Turkey & Paris Basin.
•New product innovations, including focus on liquids, enhanced recovery and basin-specific solutions.
•Marketing penetration to service companies and ultimate beneficiaries with better understanding of positive economic impact of Flotek proprietary chemicals.
•Environmental sensitivity benefits Flotek – First patent focused on
“environmentally friendly” chemistry filed in 2003.

Chemical Technologies & Logistics Services

•
Core Competencies
•Focused on designing, manufacturing and distributing a diverse inventory of downhole drilling equipment with applications in oil and gas drilling as well as mining, water and industrial drilling applications.
•Flotek Rental Tools on > 25% of all rigs in the United States, from
“commodity” tools to “specialty” tools and equipment such as drilling motors, jars and stabilizers. 2010 was focused on increasing penetration and stabilizing pricing. 2011 focus on increased service density per well and continued growth in overall market share.
•Key Product: Teledrift Measurement While Drilling (MWD) tool. A leading choice of drillers needing accurate, uninterrupted drilling measurements in vertical section of all wells.
•
Key Business Drivers
•Downhole tool growth in key regions including Oklahoma and Eagle Ford
•Improvement in market share and pricing in drilling motors – focus on key regions including Barnett, Bakken, Haynesville & Eagle Ford.
•Teledrift is important focus: Continued growth in domestic markets. Pricing strength in Permian Basin.
•International growth in Teledrift is key. Focus on Saudi Arabia and Middle
East, Central & South America, Russian Federation.

Drilling Technologies

•
Core Competencies
•Focused on assembling, distributing, installing, and servicing a broad spectrum of pumping system components including electrical submersible pumps (ESPs), gas separators and other services that largely support coal bed methane (CBM)
production, primarily in Powder River Basin.
•In addition, our Petrovalve patented production valve and components is used by a plethora of international oil and gas producers in downhole production assemblies.
•
Key Business Drivers
•Key customer relationships in Powder River CBM. Flotek improved key customer relationships in 2010.
•Focus on service relationship in Powder River Basin. Every production assembly
Flotek installs equals additional service revenue in future years.
•Work to find new markets for niche CBM product applications. Gas price and regulatory considerations will drive opportunities.
•Petrovalve is wildcard. Orders are “lumpy” but margins are superior in international markets.

Artificial Lift Technologies

•
Revenue of $108.8 million in first six months.
•
Operating Income of $17.2 million.
•
Net income of $7.6 million; extraordinary items impacted
results.  GAAP EPS (diluted) of $0.17.
•
Strength in Chemical and Drilling Products segments.
•
Growth in Complex Nano-Fluid microemulsions with
focus on key unconventional plays.
•
Expansion of chemistry applications to liquids in both
primary and enhanced recovery.
•
Teledrift and motors continue to lead the way for
drilling products division.
•
International opportunities beginning to have impact.

First Half, 2011 Highlights

Outstanding Debt (in millions)
•Senior Secured Debt
$   0.0
•Secured (Second Lien) Convertible Notes* $  36.0
•Convertible Subordinate Debt* $  70.5
Total Outstanding Debt $ 106.5
Equity Recap
•Shares Outstanding (August 5, 2011) 49.8
•Other Potential Issuance (Warrants, Options) ~  5.0
Total Potential Fully Diluted Common 54.8
Cash as of 9/20/2011 ~$ 23mm
*Debt matures in 2/2028; Put/Call Option 2/2013.
Data as of June 30, 2011 except as noted

Select Balance Sheet Data (unaudited)

2011 Financial Objectives & Action Plan
•
Conversion of Preferred Equity to Common Equity
• Completed 2/2011
•
Continue to Focus on Balance Sheet Improvement
•Consider options for outstanding convertible debt. Toolbox is more robust than it was a year ago.
• Completed $4.5 million debt-for-equity exchange on 5/12/2011.
• Will consider additional opportunities for notes in the coming months including exchange opportunities and potential re-crafting the convertible notes. Will consider secured and unsecured notes. Will be strategic, opportunistic and incremental.
•Consider options for more conventional senior-level financing.
•Analyze options for growing cash balances and better management of financial information.
•
Continue to focus on intrinsic growth with cash flow maximization;
However, will consider strategic, “niche intellectual” partnerships and acquisitions that are strategic, accretive and market-driven.
• Private placement of 5/12/2011 which raised ~$29.5 million will effectively eliminate senior debt. Plan to complete principal repayment this month.
• Completed new Revolving Credit Facility – Announced 9/26/2011

•
Significant Improvement in Revenue
• First Six Months of 2010 - $59.5 million in revenue
• First Six Months of 2011 - $108.8 million in revenue
• Year-over-year revenue increase of 83%.
•
Significant Improvement in GAAP EPS
• First Six Months of 2010  - $0.84 Loss per share
• First Six Months of 2011  - $0.17 Earnings per share
•.
Improvement in Cash Flow
•
Cash Balance on June 30, 2010 - $5.3 million
• Cash Balance on June 30, 2011 - $15.1 million
• Year-over-year cash balance increase of 185%.
•
Balance Sheet – Today vs. 2009
• August 31, 2009: Debt ~ $144 million; Cash ~ $3 million
• August 31, 2011: Debt ~ $108 million; Cash ~ $17 million

Operating Comparisons to 2010;
Balance Sheet Comparisons to 2009
Significant

•
July, 2011 Revenue of ~ $23 million
•
August, 2011 Revenue of ~ $25 million
•
Cash as of August 31 was ~ $17 million; Cash as of
September 20 was  ~ $23 million.
•
Operational Highlights
•
Continued progress in “direct” marketing of Chemical Segment.
•
Growth in Teledrift, Motors and other tools business.
•
Artificial Lift continues to be impacted by low natural gas prices and poor Rockies pricing. Service revenues remain firm.
•
Remain focused on operational efficiencies, pricing integrity and margins.

Third Quarter, 2011 Snapshot (Through August)

Lead
•Lead in innovation, responsiveness and service quality for our customers in each of our key business units.
•Senior leadership leads by example, setting the tone and course of success for our front-line team members.
•Lead our industry in performance and returns for our stakeholders.
Support
•Support our customers by anticipating their needs, developing new products and innovative ways to provide “best-in-class” service.
•Support the Flotek team by anticipating their needs, providing the tools for success and listening to every suggestion on how to improve our operations, culture and results.
Accelerate
•Accelerate Innovation
•Accelerate Efficiency and Teamwork
•Accelerate Growth and Stakeholder Returns

2011-2012 Objectives

FLOTEK

Lead. Support. Accelerate.

2930 W. Sam Houston Pkwy N.
Suite 300
Houston, TX 77043
ph. 713.849.9911

14 IR@flotekind.com